EXHIBIT 10.20

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment (the "Amendment"), dated as of June 30, 2008, is by and among Shelter Island Opportunity Fund, LLC (the "Holder"), EMTA Holdings, Inc., a Nevada corporation (the “Company”), and EMTA Production Holdings, Inc. a Nevada corporation ("EMTA Production").

RECITALS

A.   The Holder, EMTA Production and the Company entered into a certain Securities Purchase Agreement, dated as of June 30, 2007 (together with any previous amendments, the "Agreement").

B.    The Holder, EMTA Production and the Company desire to amend the Agreement.

AGREEMENT

1.     Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.     Amendments.  The Agreement is hereby amended as follows:

2.1       From and after the date hereof, the term “Term Note” (or any variation thereof referring to the Term Note), shall mean the Term Note, dated as of the date of this Amendment, from EMTA Production to the Holder in the principal amount of $1,336,692, the form of which is attached to this Amendment as Exhibit A. It is understood and agreed that the principal amount of the Term Note includes $1,310,482 in respect of the current outstanding principal amount thereof and $26,210 in respect of the  amendment fee referred to in Section 8.

2.2       The following is added as Section 5.28 of the Agreement:

5.28.    Operating Income. The Company shall have operating income (determined in accordance with GAAP) in amounts not less than the amounts indicated below for the respective periods indicated:

Period	Operating Income
Three-months ended March 31, 2009	$1,000,000
Six-months ended June 30, 2009	$2,000,000
Nine-months ended September 30, 2009	$3,000,000
12-months ended March 31, 2009	$4,000,000
For each calendar quarter thereafter, measured on a 12-month trailing basis	$4,000,000

3.    Representations and Warranties.  The Company and EMTA Production represent and warrant to the Holder that:  (a) there is no event which is, or with notice or lapse of time or both would be, an Event of Default under the Term Note, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Company or EMTA Production is bound, and (d) this Amendment is within the Company's and EMTA Production’s powers, has been duly authorized, and does not conflict with any of the Company's or EMTA Production’s governing documents.

4.    Reaffirmation of Obligations and Grant of Security Interest.  The Company and EMTA Production hereby expressly acknowledge and reaffirm their obligations under the Agreement, as amended hereby, and acknowledge and agree that all collateral, security interests, liens and pledges heretofore or hereafter granted to the Holder, and all documents executed in connection therewith or referred to or incorporated therein, extend to and cover all of the Company’s and EMTA Production’s obligations to the Holder, now existing or hereafter arising, including without limitation, those arising in connection with the Term Note and the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens and pledges are hereby ratified, reaffirmed, confirmed and approved.

5.    Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.  All references to the Term Note or to the Agreement in all documents executed in connection with the Agreement or referred to or incorporated therein, shall be deemed to mean the Term Note (as defined above) and the Agreement, as amended by this Amendment.

6.    Counterparts.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.    Governing Law.  This Amendment is governed by the laws of the State of New York.

8.   Shares; Amendment Fee and Expenses.  Upon execution and delivery of this Amendment, the Company shall deliver to the Holder, as additional consideration for Holder entering into this Amendment, 500,000 shares of its common stock, registered in such name as the Holder shall specify (the “Shares”). The Company hereby represents and warrants that the Shares will be saleable by the Holder under Rule 144(k) on the date that is six months from the date of delivery of such shares to the Holder and that such shares have been duly authorized and are validly issued, fully-paid and are non-assessable.  The Company and /or EMTA Production shall pay (i) to Holder an amendment fee of $26,210 in connection with this Amendment, which fee shall be added to the principal balance of the Note and (ii) all of Holder’s legal fees and expenses, up to a maximum amount of $5,000, in connection with the preparation, negotiation, execution and delivery of this Amendment.

9.   FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Shelter Island Opportunity Fund, LLC By: Shelter Island GP, LLC

By	/s/ Michael Coiley

Typed Name: Michael Coiley
Title: Managing Director

EMTA Holdings, Inc.

By	/s/ Edmond L. Lonergan

Typed Name: Edmond L. Lonergan
Title: CEO

EMTA Production Holdings, Inc.

By	/s/ Edmond L. Lonergan

Typed Name: Edmond L. Lonergan
Title: CEO

CONSENT AND REAFFIRMATION
OF GUARANTOR AND PLEDGOR

The undersigned, as a guarantor of EMTA Production’s obligations to the Holder under the Agreement and a pledgor of assets to the Holder to secure such obligations, hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under the Subsidiary Guaranty, dated June 30, 2007, in favor of the Holder, (iii) reaffirms the security interest granted by the undersigned to the Holder under the Stock Pledge, dated June 30, 2007, as collateral security for the obligations of EMTA Production under the Agreement, as amended by the foregoing Amendment, and the Term Note and (iv) confirms that each of such Subsidiary Guaranty and Stock Pledge remains in full force and effect, without defense, offset, or counterclaim.  (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although the undersigned has been informed of the terms of the Amendment, the undersigned understands and agrees that the Holder has no duty to so notify it or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of June 30, 2008

EMTA Holdings, Inc.

By	/s/ Edmond L. Lonergan

Typed Name: Edmond L. Lonergan
Title: CEO